Exhibit 32.1

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. §1350)

I, Thomas W. Martin, Chairman, Chief Executive Officer and President of ICON Capital Corp., the Manager of the Registrant, in connection with the Quarterly Report of ICON Leasing Fund Twelve, LLC (the "LLC") on Form 10-Q for the period ended March 31, 2007, as filed with the Securities and Exchange Commission on the date hereof (the "Quarterly Report") certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

1.	The Quarterly Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. §78m); and

2.	The information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the LLC.

Dated: June 19, 2007

 /s/ Thomas W. Martin
Thomas W. Martin
Chairman, Chief Executive Officer and President of the Manager
(Principal Executive Officer)
ICON Capital Corp.
Manager of ICON Leasing Fund Twelve, LLC